Supplement, dated September 30, 2013

to Prospectus, dated May 1, 2013

Supplement

to the Prospectus of

Mutual of America Life Insurance Company Separate Account No. 2

457 Contracts - Variable Accumulation Annuity Contracts for Section 457 Plans

On page 4 of the Prospectus, in the section titled “Charges under the Contracts”, under the heading “Aggregation Rule”, the following is added at the end of the paragraph:

Commencing on October 15, 2013, for purposes of determining total Separate Account assets for eligibility of a Governmental Unit for Tier 1 Reduced Fees and Tier 2 Reduced Fees, the value of the assets in the Separate Account under the Contract will be aggregated with the value of the assets in the Separate Account under a separate contract we have issued to the same Governmental Unit to fund a plan that meets the requirements of Section 401(a) of the Code.